SUPPLEMENT DATED SEPTEMBER 17, 2021 TO
THE PROSPECTUS DATED APRIL 9, 2021, (as supplemented)
OF VANECK® ETF TRUST
IMPORTANT NOTICE REGARDING CHANGES TO THE
MVIS® GLOBAL DIGITAL ASSETS EQUITY INDEX (THE “INDEX”)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck® ETF Trust (the “Trust”) regarding VanEck® Digital Transformation ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective September 17, 2021, semiconductor and online money transfer companies will no longer be eligible for inclusion in the Index. Accordingly, the following sentence is hereby removed from the third paragraph of the Fund’s Principal Investment Strategies and MVIS® Global Digital Assets Equity Index section:

“Semiconductor and online money transfer companies that do not meet the above criteria may be added to the Index to reach a component number of 25, subject to a market capitalization screen.”

Please retain this supplement for future reference.